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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           OF GLOBIX CORPORATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-K/A (the "Form 10-K/A") for the fiscal year ended September 30, 2002 of Globix Corporation (the "Company").

            I, Peter K. Stevenson, the Chief Executive Officer of the Company certify that:

      (i) the Form 10-K/A fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or Section 78o(d)); and

      (ii) the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 11, 2003.





                                               /s/ Peter K. Stevenson
                                               ------------------------
                                               Name: Peter K. Stevenson

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 HAS BEEN PROVIDED TO GLOBIX CORPORATION AND WILL BE RETAINED BY GLOBIX CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.